UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 25, 2018

Ferrellgas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Ferrellgas Partners Finance Corp.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Ferrellgas, L.P.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Ferrellgas Finance Corp.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 8.01 Other Events.

As previously disclosed, on September 1, 2016, Ferrellgas Partners, L.P. (the "Partnership"), Ferrellgas, L.P. ("FGP OLP"), Bridger Logistics, LLC ("Bridger," and together with the Partnership and FGP OLP, the "FGP Parties"), and Jamex Marketing, LLC ("Jamex") and certain affiliates of Jamex (together with Jamex, the "Jamex Entities") and James Ballengee, the owner of the Jamex Entities, entered into a Termination, Settlement and Release Agreement (the "Settlement Agreement") pursuant to which, among other agreements:

(a) Jamex executed and delivered a secured promissory note in favor of Bridger in the original principal amount of $49,500,000 (the "Original Secured Promissory Note") in satisfaction of all obligations owed to Bridger under that certain Transportation and Logistics Agreement dated June 23, 2015 between Bridger and Jamex;

(b) Mr. Ballengee and Bacchus Capital Trading, LLC ("Bacchus"), an entity controlled by Mr. Ballengee, executed and delivered that certain Guaranty Agreement dated September 1, 2016 pursuant to which Mr. Ballengee and Bacchus guaranteed Jamex’s obligations under the Original Secured Promissory Note up to a maximum aggregate amount of $20,000,000 (the "Affiliate Guaranty");

(c) Jamex and the other Jamex Entities party thereto executed and delivered that certain Security and Pledge Agreement dated September 1, 2016 in favor of FGP OLP, as collateral agent for the benefit of the holders of the Original Secured Promissory Note and the Working Capital Note (the "Security Agreement");

(d) Certain Jamex Entities executed and delivered that certain Guaranty and Pledge Agreement (Term Note) dated September 1, 2016, in favor of Bridger, pursuant to which the Jamex Entities party thereto guaranteed Jamex’s obligations under the Original Secured Promissory Note (the "Jamex Entities Note Guaranty");

(e) The Partnership and Jamex entered into that certain Secured Revolving Promissory Note dated September 1, 2016 pursuant to which the Partnership agreed to provide (subject to the terms therein) committed working capital financing to Jamex of up to $5,000,000 (the "Working Capital Note"), and certain Jamex Entities executed and delivered that certain Guaranty and Pledge Agreement (Secured Revolving Promissory Note), dated as of September 1, 2016, in favor of Bridger, pursuant to which the Jamex Entities party thereto guaranteed Jamex’s obligations under the Working Capital Note in connection therewith (the "Jamex Entities WCF Guaranty");

On June 25, 2018, the FGP Parties and Mr. Ballengee entered into an Omnibus Agreement (the "Omnibus Agreement") that, among other things, terminated and cancelled the Original Secured Promissory Note, the Affiliate Guaranty, the Security Agreement, the Jamex Entities Note Guaranty, the Working Capital Note and the Jamex Entities WCF Guaranty. In connection with the termination and cancellation of such agreements, (1) Mr. Ballengee and Jamex paid Bridger $16,300,000 towards the remaining balance due under the Original Secured Promissory Note and Mr. Ballengee executed a new promissory note in favor of FGP OLP with an original principal amount of $18,325,000 (the "New Promissory Note"), (2) Bacchus executed a guaranty agreement to guarantee Mr. Ballengee’s obligations under the New Promissory Note, (3) the Partnership agreed to dismiss without prejudice certain indemnification claims against Jamex and any affiliates of Jamex related to the Eddystone litigation and to toll the statute of limitations with respect thereto, and to dismiss with prejudice the tortious interference claim asserted by the Partnership against Mr. Ballengee related to the Eddystone litigation, and (4) Mr. Ballengee agreed to dismiss with prejudice, or cause to be dismissed, all counterclaims by him or his affiliates, as the case may be, with respect to such actions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

June 28, 2018	By:	/s/ Doran N. Schwartz

Name: Doran N. Schwartz
Title: Senior Vice President; Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

Ferrellgas Partners Finance Corp.

June 28, 2018	By:	/s/ Doran N. Scwartz

Name: Doran N. Scwartz
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

June 28, 2018	By:	/s/ Doran N. Scwartz

Name: Doran N. Scwartz
Title: Senior Vice President; Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

Ferrellgas Finance Corp.

June 28, 2018	By:	/s/ Doran N. Scwartz

Name: Doran N. Scwartz
Title: Chief Financial Officer and Sole Director